EXECUTION COPY
                            CASH COLLATERAL AGREEMENT


          CASH COLLATERAL AGREEMENT dated as of January 3, 2000, made by Keystone, Inc., a Texas close corporation (the "Pledgor") in favor of Chase Bank of Texas, National Association, as administrative agent (in such capacity, the "Administrative Agent") for the banks and financial institutions or entities (the "Lenders") parties to the Credit Agreement, dated as of January 28, 1998, as amended, supplemented or otherwise modified from time to time ( the "Credit Agreement"), among Reliant Building Products, Inc., a Delaware corporation (the "Borrower"), the Lenders, Chase Securities, Inc., as advisor and arranger, Canadian Imperial Bank of Commerce, New York Agency, as documentation agent, and the Administrative Agent.


                              W I T N E S S E T H:


          WHEREAS, the Borrower and the Lenders are parties to the Credit Agreement;

          WHEREAS, the Borrower intends to complete a restructuring of its capital structure (the "Restructuring") to be implemented through certain amendments to the Credit Agreement, an exchange offer and consent solicitation for its outstanding Senior Subordinated Notes, and an equity investment by certain entities;

          WHEREAS, in order to effect the Restructuring, the Borrower requested that the Lenders execute and deliver a consent (the "Consent") to an amendment of the Credit Agreement and related documentation permitting the Borrower to borrow from time to time during the period from the date hereof to March 31, 2000 up to $2,000,000 in the aggregate or such larger amount as may be acceptable to the Administrative Agent (any such borrowing, an "Over Advance") in excess of the Total Revolving Extensions of Credit outstanding as of the date hereof;

          WHEREAS, the Lenders have provided the Consent which requires that each Over Advance be guaranteed by the Pledgor, an affiliate of the Borrower;

          WHEREAS, in satisfaction of such requirement, the Pledgor has entered into a Guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Guarantee") for the benefit of the Administrative Agent and the Lenders; and

          WHEREAS, it is a further requirement under the Consent that the Pledgor shall have executed and delivered this Cash Collateral Agreement to secure payment and performance of the Pledgor's obligations under the Guarantee.



          NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

          .          Defined  Terms.  ()  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          ()          The  following  terms  shall  have the following meanings:

          "Agreement" shall mean this Cash Collateral Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Cash  Collateral"  shall  mean

          (1) all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account, including, without limitation, all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Administrative Agent under any Security Document;

          (2) all investments of funds in the Cash Collateral Account and all instruments and securities evidencing such investments; and

          (3) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

          "Cash Collateral Account" shall mean account no. 46108118465 established at the office of Chase Bank of Texas, National Association at 201 Main Street, Fort Worth, Texas 76102, designated "Reliant/Keystone Cash Collateral Account."

          "Code" shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral"" shall mean the Cash Collateral and the Cash Collateral Account, collectively.

          "Permitted Investments" shall mean Cash Equivalents (as defined in the Credit Agreement) and any other short-term high-quality obligations reasonably satisfactory to the Administrative Agent, in each case denominated in U.S. Dollars.

          "Secured Obligations" shall mean the Guaranteed Amounts and all obligations and liabilities of the Pledgor which may arise under or in connection with the Guarantee or this Agreement or any related document to which the Pledgor is a party.

          ()          The  words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          ()         The meanings given to terms defined herein shall be equally applicable  to  both  the  singular  and  plural  forms  of  such  terms.

          .          Grant of Security Interest.  As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in the Collateral.

          . Maintenance of Cash Collateral Account. () The Cash Collateral Account shall be maintained until the Secured Obligations have been paid and performed in full or the Guarantee has been released in accordance with its terms.

          ()       The Collateral shall be subject to the exclusive dominion and control of the Administrative Agent, which shall hold the Cash Collateral and administer the Cash Collateral Account subject to the terms and conditions of this Agreement. The Pledgor shall have no right of withdrawal from the Cash Collateral Account nor any other right or power with respect to the Collateral, except as expressly provided herein.

          .      Deposit of Funds.  The Pledgor may from time to time deposit in the Cash Collateral Account cash in the form of U.S. Dollars in immediately available funds.

          .          Covenants.    The  Pledgor  covenants  and  agrees with the
Administrative  Agent  that:

          ()        The Pledgor will not () sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or () create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement.

          () The Pledgor will maintain the security interest created by this Agreement as a first, perfected security interest and defend the right, title and interest of the Administrative Agent and the Lenders in and to the Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, of financing statements under the Uniform Commercial Code.

          . Investment of Cash Collateral. () Subject to the provisions of paragraph 7(b), collected funds on deposit in the Cash Collateral Account shall be invested by the Administrative Agent from time to time in Permitted Investments. All investments shall be made in the name of the Administrative Agent or a nominee of the Administrative Agent and in a manner, determined by the Administrative Agent in its sole discretion, that preserves the Administrative Agent's perfected, first priority security interest in such investments.

          ()         The Administrative Agent shall have no obligation to invest collected  funds  during  the  first  night  after  their  collection.

          ()        The Administrative Agent shall have no responsibility to the
Pledgor for any loss or liability arising in respect of such investments of the Cash Collateral (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability arises from the Administrative Agent's gross negligence or willful misconduct.

          () The Pledgor will pay or reimburse the Administrative Agent for any and all costs, expenses and liabilities of the Administrative Agent incurred in connection with this Agreement, the maintenance and operation of the Cash Collateral Account and the investment of the Cash Collateral, including, without limitation, any investment, brokerage or placement commissions and fees incurred by the Administrative Agent in connection with the investment or reinvestment of Cash Collateral.

          . Release of Cash Collateral. The Administrative Agent shall have no obligation to release Cash Collateral (other than to enable the Pledgor to make payments under the Guarantee pursuant to Section 1(c) of the Guarantee) unless each of the following conditions is satisfied at the time of such release:

          (a) The Secured Obligations shall have been paid and performed in full or the Guarantee shall have been released in accordance with its terms; and

          (b) Such release shall not require termination of any investment prior to its maturity.

          .          Remedies.  ()  Whenever any Guaranteed Amounts are due, the
Administrative Agent may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent in its sole discretion may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by law, the Pledgor waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.

          ()          The  Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code. The Pledgor shall not be liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          . Administrative Agent's Appointment as Attorney-in-Fact. () The Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

          ()          The  Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 10(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          .       Duty of Administrative Agent.  The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to comply with the specific duties and responsibilities set forth herein. The powers conferred on the Administrative Agent in this Agreement are solely for the protection of the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. Neither the Administrative Agent nor any Lender nor its or their directors, officers, employees or agents shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with the Collateral or this Agreement, except for its or their gross negligence or willful misconduct.

          . Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          .         Authority of Administrative Agent.  The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for the Lenders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          .          Notices.   All notices, requests and demands to or upon the
Administrative Agent or the Pledgor to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made () when delivered by hand or () if given by mail, when deposited in the mails by certified mail, return receipt requested, or () if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          ()       if to the Administrative Agent or the Lenders, as provided in the  Credit  Agreement;  and

          ()        if to the Pledgor, at its address or transmission number for notices  set  forth  under  its  signature  below.

The Administrative Agent and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          14.          Counterparts.   This Agreement may be executed in several
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Administrative Agent, provided that any provision of this Agreement may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

          (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          18. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

          19.          Governing  Law.   This Agreement shall in all respects be
construed in accordance with and governed by the law of the State of New York without giving effect to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, the Pledgor and the Administrative Agent have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.


                                       KEYSTONE,  INC.

                                       By  /s/ David G. Brown

                                       Title

                                       Address  for  Notices:

                                       201  Main  Street
                                       Fort  Worth,  Texas  76102
                                       Attention:    Kevin  G.  Levy
                                       Fax:    817-338-2067

     IN WITNESS WHEREOF, the Pledgor and the Administrative Agent have caused this Cash Collateral Agreement to be duly executed and delivered as of the date first above written.



                                       CHASE  BANK  OF  TEXAS,  NATIONAL
                                       ASSOCIATION,  As  Administrative  Agent

                                       By /s/ B.B. Wuthrich

                                       Title  Vice President